UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2013

MoneyGram International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2828 N. Harwood St., 15th Floor, Dallas, TX 75201
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (214) 999-7552

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On December 10, 2013, the Board of Directors of Moneygram International, Inc. (the “Company”) approved an amendment to the Company’s Bylaws, effective as of December 10, 2013, adding a new Section 6.10 to include a forum selection clause specifying the Court of Chancery of the State of Delaware as the exclusive forum for all stockholder derivative lawsuits and certain other actions.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment to the Company’s Bylaws adding new Section 6.10, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description

3.1	Amendment to the Bylaws of MoneyGram International, Inc., dated as of December 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

Date: December 10, 2013

	By:	/s/ Francis Aaron Henry
		Name:	Francis Aaron Henry
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Bylaws of MoneyGram International, Inc., dated as of December 10, 2013
4